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                                                    EXHIBIT 10.12

                       EIGHTH AMENDMENT TO LEASE

     THIS AMENDMENT is entered into as of this 29th day of March, 1995, between Oak Grove Parkway Building Partners, a Minnesota general partnership ("Landlord") and Medical Graphics Corporation, a Minnesota corporation ("Tenant").

                               RECITALS

     1. Landlord and Tenant entered into that certain Lease Agreement dated August 5, 1985, as amended by the First Amendment to Lease Agreement dated August 29, 1985, the Second Amendment to Lease Agreement dated September 13, 1985, the Agreement with Respect to Lease dated September 18, 1985, the Amendment dated August 1, 1989, the Fourth Amendment to Lease dated August 1, 1990, the Fifth Amendment to Lease dated October 17, 1990, the Sixth Amendment to Lease dated October 17, 1990 and the Seventh Amendment to Lease dated
March 6, 1995 (the "Lease"), covering certain real property in Vadnais Heights, Ramsey County, Minnesota.

     2. Landlord and Tenant desire to amend the Seventh Amendment to Lease pursuant to the terms and conditions contained herein.

                              AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to enter into the following agreement:

     1. The fifth sentence of Section 11 of the Seventh Amendment to Lease is hereby deleted and replaced in its entirety by the following: "From and after the Second Expansion Premises Commencement Date, Tenant hereby agrees that in addition to the rent as provided in paragraph three hereof, Tenant shall monthly reimburse the Landlord in the amount of Three Hundred Seventy-three and 25/100 Dollars ($373.25) for each monthly payment of Six Hundred Forty-nine and 98/100 Dollars ($649.98) paid by the Landlord after the Second Expansion Premises Commencement Date."

     2. Except as modified herein, the terms of the Lease shall remain in full force and effect.

                                -1-
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     Dated the day and year first stated above.

               LANDLORD:        OAK GROVE PARKWAY BUILDING
                                PARTNERS, a Minnesota partnership


                                By  [SIGNATURE]
                                  --------------------------------------
                                  Its General Partner

               TENANT:          MEDICAL GRAPHICS CORPORATION, a
                                Minnesota corporation


                                By   [SIGNATURE]
                                  --------------------------------------
                                  Its Vice President
                                      -----------------------------------


     The undersigned hereby consents to this Eighth Amendment pursuant to the terms and conditions set forth herein.


                                AMERICAN BANK NATIONAL ASSOCIATION, a
                                national banking association


                                By [SIGNATURE]
                                  ---------------------------------------
                                  Its Assistant Vice President
                                     ------------------------------------


397583/032395

                                   -2-
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                                                        EXHIBIT 21.1

                         SUBSIDIARIES OF THE COMPANY

                                            Jurisdiction or
Name of Direct Subsidiaries                  Organization
---------------------------                 ---------------

Medical Graphics Corporation GmbH               Germany

Name of Indirect Subsidiaries

None